Exhibit 10.1
Northrop Grumman Executive Health Plan Matrix

Plan Feature	Benefit
Eligibility	Employee + Spouse & Dependents
Medical Plan	Premium PPO Plan administered by Anthem Blue Cross Blue Shield
Coverage	100% coverage, for all eligible plan expenses
Annual Deductible	No annual deductible
Co-payment/Co-insurance	No co-payments/No co-insurance
Preventive Care Coverage	100% coverage for routine physicals, immunizations, and other eligible services as determined by the Plan.
Prescription Drug Coverage	Covered under Medical Plan
Annual Deductible	No annual deductible
Coverage — retail 30-day supply	100% coverage, when network pharmacy is utilized
Coverage — mail order 90-day supply	100% coverage, when network pharmacy is utilized
Vision and Hearing Coverage	$500 vision/ $500 per year per plan year per covered individual; hearing expenses are covered at 100% for exam, hearing aids and hearing aid repair
Acupuncture and Acupressure	20 visits (combined) — per person, per plan year
Chiropractic Care	40 visits per benefit plan year
Physical Therapy	50 visits per benefit plan year (in and out-of-network combined)
Speech Therapy	50 visits per benefit plan year (in and out-of-network combined)
Occupational Therapy	50 visits per benefit plan year (in and out-of-network combined)
Mental Health Coverage	Mental health is 100% covered (in and out-of-network combined)
Inpatient treatment must be pre-authorized by Value Options	Unlimited office visits (in and out-of-network); maximum for substance abuse is three courses of treatment (in- and out-of-network combined)
Mental Health Maximums	Combined Lifetime Limits — included in $2 million per person Medical lifetime maximum
Health Plan Lifetime Maximums	$2,000,000.00 per covered individual, including mental health benefits
Dental Plan	Premium PPO Plan administered by Delta Dental
Annual maximum	$4,000 per person — per benefit plan year
Coverage	100% coverage, for all eligible plan expenses up to annual maximum
Annual Deductible	No annual deductible
Co-payment/Co-insurance	No co-payment/No co-insurance

Plan Feature	Benefit
Eligibility	Employee
Life Insurance Coverage	Company-paid life insurance 3x Annual base salary up to a maximum of $2 million
Accidental Death & Dismemberment (AD&D) Coverage	Company-paid accidental death & dismemberment insurance — 6 x Annual base salary up to a maximum of $1 million
Long-Term Disability (LTD)	Company-paid basic LTD benefit of 75% of monthly base salary, up to a maximum monthly benefit of $25,000
Executive Physicals	$2,000/year allowance for executive physical
Effective July 1, 2008